Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 of York Space Systems Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin Messerle, Chief Financial Officer of the Company, certify:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2026	By:	/s/ Kevin Messerle
Kevin Messerle
Chief Financial Officer
(Principal Financial Officer)